                                                               Sub-Item 77Q1(a)

                              AMENDMENT NO. 1 TO
                                    BYLAWS
                      OF INVESCO VAN KAMPEN EXCHANGE FUND

                       Adopted effective August 2, 2013

The Bylaws of Invesco Van Kampen Exchange Fund (the "Trust"), adopted effective December 31, 2007, (the "Bylaws"), are hereby amended as follows:

   1. Invesco Van Kampen Exchange Fund is now named Invesco Exchange Fund.

   2. All references to Invesco Van Kampen Exchange Fund in the Bylaws are hereby deleted and replaced with Invesco Exchange Fund.

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LP-2 AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP (LP)

To change information of record for your LP, fill out this form, and submit for filing along with:

    .  A $30 filing fee.

    . A separate, non-refundable $15 service fee also must be included, if you drop off the completed form

Items 3-7: ONLY fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.

FOR QUESTIONS ABOUT THIS FORM, GO TO WWW.SOS.CA.GOV/BUSINESS/BE/FILING-TIPS.HTM

1. LP'S FILE NO. (issued by CA                  2. LP'S EXACT NAME. (on file with CA
   Secretary of State)                          Secretary of State) Invesco Van Kampen
   199502500015                                 Exchange Fund, a California Limited
                                                Partnership

NEW LP NAME
INVESCO EXCHANGE FUND, A CALIFORNIA LIMITED PARTNERSHIP
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3. PROPOSED NEW LP NAME THE NEW LP NAME MUST END WITH: "LIMITED PARTNERSHIP," "LP," OR
                        "L.P.," AND MAY NOT CONTAIN "BANK," "INSURANCE," "TRUST," "TRUSTEE,"
                        "INCORPORATED," "INC.," "CORPORATION," OR "CORP."
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NEW LP ADDRESSES
4. a.
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     STREET ADDRESS OF DESIGNATED                               City (no abbreviations) State Zip
     OFFICE IN CA

   b.
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     MAILING ADDRESS OF LP, IF                                  City (no abbreviations) State Zip
     DIFFERENT FROM 4A
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NEW AGENT/ADDRESS FOR SERVICE OF PROCESS (The agent must be a CA resident or qualified 1505 corporation in CA)
5. a.
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   AGENT'S NAME

   b.                                                                                   CA
-------------------------------------------------------------------------------------------------
   AGENT'S STREET ADDRESS (IF AGENT                             City (no abbreviations) State Zip
   IS NOT A CORPORATION)
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GENERAL PARTNER CHANGES
6. a: New general partner: see attached
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                                           NAME         ADDRESS City (no abbreviations) State Zip

   b. Address Change:                      see attached
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                                           NAME         ADDRESS City (no abbreviations) State Zip

   c. Name change:                         Old name:            New name:
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   d. Name of dissociated general partner: see attached
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DISSOLVED LP (EITHER CHECK BOX A OR CHECK BOX B AND COMPLETE THE INFORMATION. Note: To
terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at
www.sos.ca.gov/business/be/forms.htm.)
7. a. [_] The LP is dissolved and wrapping up its affairs.
   b. [_] The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP.
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  NAME                                     ADDRESS              CITY (NO ABBREVIATIONS) STATE ZIP

READ AND SIGN BELOW: This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a: and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissocation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust association, attorney-in-fact, or any other person not listed above is signing, go to the www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 /1//2" x 11"). All attachments are part of this amendment. Signing this document affirms under penalty of perjury that the stated facts are true.

/s/ Wayne W. Whalen                    Wayne W. Whalen                            August 2, 2013
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Sign here
                                       Print your name here                            Date
see attached
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Sign here                              Print your name here                            Date
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Make check/money order payable to:                  BY MAIL                          DROP-OFF
SECRETARY OF STATE Upon filing, we             Secretary of State               Secretary of State
will return one (1) undertified copy   Business Entities, P.O. Box 944225 1500 11/th/ Street, 3/rd/ Floor
of your filed document for free, and       Sacramento, CA 94244-2250           Sacramento, CA 95814
will certify the copy upon request
and payment of a $5.00 certification
FEE
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